Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Fusen Chen, Chief Executive Officer of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.the Annual Report on Form 10-K/A of Kulicke and Soffa Industries, Inc. for the fiscal year ended October 1, 2022 (the “Fiscal 2022 Form 10-K/A”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Fiscal 2022 Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Date: August 8, 2023	By:	/s/ FUSEN CHEN
Fusen Chen
Chief Executive Officer